September 29, 1998
                             DREYFUS INVESTMENT PORTFOLIOS
                                  CORE VALUE PORTFOLIO
                                 MIDCAP STOCK PORTFOLIO
                                SUPPLEMENT TO PROSPECTUS
                                    DATED MAY 1, 1998
        EFFECTIVE SEPTEMBER 30, 1998, THE FOLLOWING PROCEDURE SHOULD BE USED BY PARTICIPATING INSURANCE COMPANIES AND ELIGIBLE PLANS FOR THE PURCHASE OF SHARES OF BOTH CORE VALUE PORTFOLIO AND MIDCAP STOCK PORTFOLIO (EACH A "PORTFOLIO") BY WIRE.
        Wire payments may be made if the bank account of the Participating Insurance Company or Eligible Plan is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS:CORE VALUE PORTFOLIO or DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS:MIDCAP STOCK PORTFOLIO), for purchase of Portfolio shares. The wire must include the Portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number if applicable of the Participating Insurance Company or Eligible Plan.
        EFFECTIVE JULY 31, 1998, THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE INFORMATION IN THE SECOND SENTENCE OF THE FIRST PARAGRAPH CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "DIVIDENDS, DISTRIBUTIONS AND TAXES."
        The Core Value Portfolio declares and pays dividends from net investment income quarterly. The MidCap Stock Portfolio declares and pays dividends from net investment income annually.
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